Inventories	12 Months Ended
Dec. 31, 2023
Text Block 1 [Abstract]
Inventories
NOTE 9. INVENTORIES
Inventories consisted of the following:

December 31,	2023	2022

Direct materials	$92,132	$107,575

Repair and distribution parts	152,282	136,876

Work-in-progress	119,254	98,297

Equipment	25,730	26,550

Total inventories	$389,398	$369,298

December 31,	2023	2022

Work-in-progress related to finance leases	$-	$41,986
The amount of inventory and overhead costs recognized as expense and included in COGS during the year ended December 31, 2023 was $2,545 million (December 31, 2022 – $1,455 million). COGS is made up of direct materials, direct labour, depreciation on manufacturing assets, post-manufacturing expenses, and overhead. COGS also includes inventory write-downs pertaining to obsolescence and aging, and recoveries of past write-downs upon disposition. The net change in inventory reserves charged to the consolidated statements of loss and included in COGS for the year ended December 31, 2023 was $1 million (December 31, 2022 – $2 million).
The costs related to the construction of EI assets determined to be finance leases are accounted for as work-in-progress
related to finance leases. Once a project is completed and enters service it is reclassified to COGS. During the year ended December 31, 2023 the Company invested $5 million (December 31, 2022 – $75 million) related to finance leases that commenced operations in the period. The Company does not have any finance lease projects in progress as at December 31, 2023.